Investor Update

May 22, 2009

Forward Looking Statements / Non-GAAP Measures

Certain matters discussed in this presentation are "forward-looking statements," involving certain risks, uncertainties, and assumptions, intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. The Company's statements regarding trends in the marketplace and potential future results are examples of such forward-looking statements. The forward-looking statements include, but are not limited to: restrictions imposed by the Company's outstanding indebtedness; changes in the cost and availability of resins (polymers) and other raw materials; general economic conditions; demand for the Company's services and products; business cycles and other industry conditions; international risks; operational risks; currency translation risks; the Company's lack of asset diversification; the Company's ability to manage inventories, develop technology and proprietary know-how, and attract and retain key personnel; as well as other factors detailed in the Company's form 10-K for the fiscal year ended September 30, 2008 and its other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. Any forward-looking statements are made only as of the date of this presentation, and the Company undertakes no obligation to publicly update any such forward-looking statements to reflect subsequent events or circumstances.

This presentation includes reference to certain Non–GAAP financial measures. A reconciliation of these measures is included in Appendix A of this presentation. Management's opinion regarding the usefulness of such measures is included in the Company's press release issued on May 8, 2009, which is available on the Company's website and is attached to the Company's Form 8-K filed with the Securities and Exchange Commission on May 8, 2009.

About the Company

ICO is a global provider of polymer compounding, size reduction and specialty services. ICO produces custom polymer powders for rotational molding and other polymer segments, including textiles, metal coatings and masterbatch. ICO remains an industry leader in size reduction, compounding and other tolling services for plastic and non-plastic materials.

ICO's Bayshore Industrial division produces specialty compounds, concentrates, and additives primarily for the plastic film industry.

ICO plants and offices are strategically located around the world to place our products, sales force, and technical expertise within easy reach of our customers.



ICO at a Glance

- 800 Employees
- 20 Plants/Warehouses
- Organized into 5 regions: Bayshore Industrial, ICO Polymers North America, ICO Europe, ICO Asia Pacific, ICO Brazil
- 66% of revenues derived internationally

Revenues for the six months ended March 31, 2009

By Region


ICO Polymers North America 11%
ICO Brazil 4%
ICO Europe 45%
ICO Asia Pacific 17%
Bayshore Industrial 23%

By Geography


U.S. 34%
International 66%

ICO's "Fit" in the Value Chain

ASSETS UTILIZED



Additives
Compounding / grinding
Drilling rigs, production equipment, etc.
Refinery Processes
Monomer Production
Polymerization Reactors
Post Reactor Processing
Injection molding, blow molding, rotational molding
Oil & Gas Exploration and Production
Ethane, Propane, Naphtha
Ethylene, Propylene, Styrene, Vinyl Chloride
Polymer Producers: PE, PP, PS, PVC
Processors: ICO Polymers/ Bayshore Industrial
End Product Converters: tank producers, film manufacturers, toy makers, molders

ICO™

Products & Services

Compounds, including Concentrates Produced by Bayshore Industrial

- Products primarily for the plastic film (packaging) industry
- Products produced include:
  - Masterbatches/Concentrates
  - Specialty compounds
- Markets served:
  - North America
  - Malaysia
  - Select export markets
- Sample applications of our product:
  - Shopping bags
  - Food packaging
  - Industrial Film
  - Electronic packaging

Custom Powders for Rotational molding

- Proprietary **ICORENE®** and **COTENE®** product lines sold across the globe
- Business built on value-adds, such as:
  - Grades tailored to client, driven by application
  - R&D and technical sales support worldwide
  - Partnering with key customers
- Sample applications of our product
  - Water tanks
  - Toys
  - Playground equipment
  - Bins
  - Agricultural Products
  - Kayaks
  - Road "Furniture"

Other Polymer Powder Markets

- Proprietary **ICOTEX™** and **ICOFLO™** lines - for textiles (applications: carpet backing, clothing) and carrier powders for color and additive masterbatch customers
- Regional expertise in other areas such as the oilfield service and metal coating industries

Custom Powders for Rotational molding













We do not manufacture the above items. The above items are an example of applications that are manufactured which contain our product.

Compounds, including Concentrates Produced by Bayshore Industrial











We do not manufacture the above items. The above items are an example of applications that are manufactured which contain our product.

Products & Services

Size Reduction Services

- **Ambient Grinding** - high-volume, typically moderate value-add service
- **Cryogenic Grinding** - greater value-add and requiring more technical expertise to serve the market for heat sensitive materials
- **Jet Milling** - greater value-add and requiring more technical expertise for ultrafine particle size
- Other related services:
  - Compounding
  - Blending
  - Packaging
  - Warehousing

- Wide range of tolling opportunities globally, including:
  - Rotomolding
  - Oilfield services
  - Textiles
  - Metal coatings
  - Agricultural
  - Paints
  - Wood composites
  - Soaps/cosmetics

Size Reduction Services











We do not manufacture the above items. The above items are an example of applications that are manufactured which contain our product.

Global Platform ICO Europe

Montereau, FR



Soreco, FR



Beaucaire, FR





Iceland
Atlantic Ocean
North Sea
Black Sea
Caspian Sea
Mediterranean Sea

Gainsborough, UK



's-Gravendeel, NL



Verolanuova, IT



Global Platform
ICO North America

Fontana, CA



China, TX



Bayshore MB Compounding - LaPorte, TX




Canada
USA
Mexico
Pacific Ocean
Gulf of Mexico
Atlantic Ocean

Allentown, PA



East Chicago, IN



Grand Junction, TN



Global Platform ICO Asia Pacific

ICO Malaysia



ICO Australia Brisbane





ICO Australia Melbourne



ICO New Zealand



Global Platform ICO Polymers Brazil

Belo Horizonte




Caribbean Sea
Panama
Trinidad and Tobago
Venezuela
Guyana
Surinam
French Guiana
Colombia
Ecuador
Peru
Brazil
Bolivia
Pacific Ocean
Paraguay
Chile
Uruguay
Argentina
Atlantic Ocean
Falkland Islands (UK)
South Georgia (UK)
Cape Horn

Bahia



Americana



Operating Income

3 Year Historical Average

	Fiscal Year 2008	Fiscal Year 2007	Fiscal Year 2006	3 Year Average
	(In $ Millions)			
ICO Europe	$ 13.2	$ 9.0	$ 6.0	$ 9.4
Bayshore Industrial	10.2	15.4	14.8	13.5
ICO Asia Pacific	1.8	5.9	2.4	3.4
ICO Polymers North America	5.6	6.0	5.0	5.6
ICO Brazil	1.0	0.3	(0.5)	0.3
Unallocated General Corporate Expenses	(6.2)	(6.8)	(6.5)	(6.5)
Total	$ 25.7	$ 29.8	$ 21.3	$ 25.6

FY2008 Return on Assets by Business Segment


100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
In 000's of US$
35%
30%
25%
20%
15%
10%
5%
0%
ROA %
15%
30%
3%
19%
11%
ICO Europe
Bayshore Industrial
ICO Asia Pacific
ICO Polymers North America
ICO Brazil
FY08 Operating Income
Total Assets as of September 30, 2008
ROA %

(a) ROA is calculated by dividing operating income by total assets.

Historical Financial Performance



Revenues
($ in millions)
$257.5
$296.6
$324.3
$417.9
$446.7
$149.5
04
05
06
07
08
09*



Operating income, as adjusted
($ in millions)
$5.2
$8.2
$21.3
$29.8
$25.7
$0.7
04
05
06
07
08
09*

*Six months ended March 31, 2009.

Refer to Appendix A – Reconciliation of Non-GAAP Financial Measures.

Operating Margin Breakdown


22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
15%
12%
0%
16%
9%
6%
18%
9%
7%
20%
11%
7%
18%
12%
3%
FY 2009*
FY 2008
FY 2007
FY 2006
FY2005
Gross Margin
SG&A
Operating Margin

*Six months ended March 31, 2009.

Refer to Appendix A – Reconciliation of Non-GAAP Financial Measures.

Three and Six Months Ended March 31, 2009 Financial Performance

Second Quarter 2009 Financial Highlights:

- Cash flow of $13.4 million from operating activities less capital expenditures
- Fourth consecutive quarter of generating positive cash flow
- Net debt decreased $26.2 million or 59% from September 30, 2008 to $18.1 million
- Net income, as adjusted of $432,000,or $.02 per share

$ in millions, except per share data				Six months ended	
	Q2 2009	Q2 2008	Q1 2009	March 31, 2009	March 31, 2008
Revenues	**$ 70.1**	**$ 112.1**	**$ 79.4**	**$ 149.5**	**$ 223.0**
Gross Profit	11.9	19.3	10.1	22.0	38.4
Gross Margin	**16.9%**	**17.2%**	**12.7%**	**14.7%**	**17.2%**
Operating Income (Loss), as adjusted	1.1	8.6	(0.4)	0.7	15.1
Net Income (Loss), as adjusted	**0.4**	**5.0**	**(1.1)**	**(0.6)**	**8.5**
Diluted EPS, as adjusted	$ 0.02	$ 0.18	$ (0.04)	$ (0.02)	$ 0.30
Volumes (Metric Tons)	64,500	83,600	64,600	129,100	165,500
Cash Flow from Operating activities, Less Cap-X	$ 13.4	$ (1.1)	$ 12.3	$ 25.7	$ (15.0)

Refer to Appendix A – Reconciliation of Non-GAAP Financial Measures.

Three and Six Months Ended March 31, 2009 Financial Performance- Cont'd

$ in millions

	March 31, 2009	September 30, 2008	September 30, 2007
Cash	**$ 17.1**	**$ 5.6**	**$ 8.6**
Total Debt	35.2	49.9	57.3
Net Debt	18.1	44.3	48.7
Working Capital, minus cash	**39.7**	**61.4**	**49.3**
Equity	94.5	107.8	91.0
Net Debt-to-capitalization	**16.1%**	**29.1%**	**34.9%**



Net Debt, Equity Position and Net Debt-to-Capitalization
Millions of US$
120.0
100.0
80.0
60.0
40.0
20.0
-
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
September 07
September 08
December 08
March 09
Net Debt
Total Stockholders' Equity
Net Debt to Capitalization

Refer to Appendix A – Reconciliation of Non-GAAP Financial Measures.

Debt and Liquidity Summary

(in millions)



Term Debt Maturities
As of March 31, 2009
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
4.2
7.9
7.1
3.6
2.3
2.0
7.0
FY10
FY11
FY12
FY13
FY14
Thereafter

•March 31, 2009 Liquidity

•Cash	$17.1
•Available borrowing capacity	$47.3
•Total liquidity	$64.4

ICO™

Strong Cash Flows


Cash Flow from Operating and Investing Activities
Millions of $
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
-5.0
($0.1)
$5.1
$8.4
$2.6
$25.7
FY05
FY06
FY07
FY08
FY09


Net Debt
Millions of US$
80.0
60.0
40.0
20.0
0.0
March 31, 2008
June 30, 2008
September 30, 2008
December 31, 2008
March 31, 2009

*Six months ended March 31, 2009.

Refer to Appendix A – Reconciliation of Non-GAAP Financial Measures.

Value Creation Opportunities – FY 2009 and Beyond

- Capitalize on global platform
  - Cultivate global customer relationships
  - Further develop strategic raw material supply relationships
- Grow our business in emerging markets such as India, Brazil and Southeast Asia
- Expand Bayshore product line globally
- Optimize operations in Australia and New Zealand
- Continue product development efforts in all fields we operate, including oilfield service
- Explore potential strategic acquisitions

Appendix A – Reconciliation of Non-GAAP Financial Measures

Net Income (Loss) and Income (Loss) Per Share Reconciliation
(In thousands, except per share data)

Three Months Ended:

	March 31, 2009	March 31, 2008	December 31, 2008
Net income (loss) applicable to common stock	$ (3,018)	$ 4,993	$ (1,076)
Goodwill impairment	3,450	-	-
Net income (loss), as adjusted	$ 432	$ 4,993	$ (1,076)
Basic and diluted income (loss) per common share	$ (0.11)	$ 0.18	$ (0.04)
Goodwill impairment	0.13	-	-
Basic and diluted income (loss) per common share, as adjusted	$ 0.02	$ 0.18	$ (0.04)

Six Months Ended:

	March 31, 2009	March 31, 2008
Net income (loss) applicable to common stock	$ (4,094)	$ 8,502
Goodwill impairment	3,450	-
Net income (loss), as adjusted	$ (644)	$ 8,502
Diluted income (loss) per common share	$ (0.15)	$ 0.30
Goodwill impairment	0.13	-
Diluted net income (loss) per common share, as adjusted	$ (0.02)	$ 0.30

Appendix A – Reconciliation of Non-GAAP Financial Measures

Operating Income (Loss) Reconciliation
(In thousands)

Three months ended:	**March 31, 2009**	**March 31, 2008**	**December 31, 2008**
Operating income (loss)	$ (2,316)	$ 8,646	$ (448)
Goodwill impairment	3,450	-	-
Operating income (loss), as adjusted	$ 1,134	$ 8,646	$ (448)

Six Months Ended:	**March 31, 2009**	**March 31, 2008**
Operating income (loss)	$ (2,764)	$ 15,142
Goodwill impairment	3,450	-
Operating income (loss), as adjusted	$ 686	$ 15,142

Net Debt Reconciliation (In thousands)	**March 31, 2008**	**June 30, 2008**	**September 30, 2008**	**December 31, 2008**	**March 31, 2009**
Total debt	$ 68,488	$ 58,463	$ 49,930	$ 42,845	$ 35,212
Less cash and cash equivalents	3,403	3,909	5,589	10,975	17,096
Net debt	$ 65,085	$ 54,554	$ 44,341	$ 31,870	$ 18,116